UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Phocas Real Estate Fund

(Class A: APRAX)

(Class I: APRIX)

ANNUAL REPORT

December 31, 2023

AAM/Phocas Real Estate Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm..	25
Supplemental Information	26
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Phocas Real Estate Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 855.593.5150 I 609.853.2962 Fax: 609.853.2961 www.aamlive.com

AAM/Phocas Real Estate Fund

Annual Shareholder Letter: December 31, 2023

To the Shareholders and Directors of the AAM/Phocas Real Estate Fund:

The AAM/Phocas Real Estate Fund (the “Fund”) underperformed the S&P US REIT TR (USD) Index (the “Index” or the “Benchmark”) for the Fund’s Fiscal Year Ending December 31, 2023.

2023 Quarterly Market Review and Performance Summaries:

First Quarter Market Summary

REITs began the year in recovery mode from a poor performance last year, but then came the most recent bank “crisis” with Silicon Valley Bank and a run on deposits. The securitized commercial real estate market, as measured by the Index, posted total performance of 2.72% for the first quarter.

While there were a few high-profile defaults, real estate was not the primary focus, in contrast to previous recessions, such as 1974 when 19 of the 20 worst performing stocks were mortgage REITs, or over-leverage heading into 2008. REITs appeared to have learned from history and shored up balance sheets in preparation for uncertain times. The average portfolio was 20% to 40% debt to total capital compared to previous standards of approximately 60%. The new range provided stronger fundamental footing, lower leverage, and maintained stability through turbulence.

There was much debate about who would bear the pain of defaults: landlords or lenders? Our view was that landlords were in the better position, because prudent lenders wouldn’t typically want the keys to weak assets. While there will be some defaulted properties of desirable assets lenders could quickly flip, the lower leverage this cycle has seen makes these types of situations less likely. Landlords had the upper hand in negotiations as lenders didn’t want keys back. As the adage goes, “a rolling loan gathers no loss.”

The capital markets pause remained as buyers and sellers had yet to converge on pricing, while the commercial mortgage-backed securities (CMBS) market remains essentially closed, and regulators are critical of office loans. The good news was that Industrials, Life Science, and Apartments remain liquid assets, while Shopping Centers are increasingly seen as quite durable. Not surprising is the consolidation of Malls to the top centers, meaning there was more fallout for lesser ones, while Office replaced Malls as the sector undergoing fundamental change. Ultimately, a potential recession remained the biggest risk, rather than elevated rates.

First Quarter Performance Summary

The Fund underperformed the Index for the quarter, primarily driven by our non-coastal position selection in the Apartments sector. Coastal Apartment REITs outperformed off extreme lows, but continued to face layoff pressures, rent control laws, and rent moratoriums. Outside of Apartments, the select positions on Healthcare (life science exposure) and overweight exposure to Shopping Centers relative to the Benchmark contributed to sluggish performance in the first quarter.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

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The Fund benefited from stock selections in most other sectors, including overall underweight allocations relative to the Benchmark in Infrastructure and Office and overweight relative to the Benchmark in Industrial, Lodging, Diversified, and Single-Family Homes.

First Quarter Contributors

After being a laggard in the prior quarter, Extra Space Storage was the top performer in the first quarter as the company reported solid financial results for the fourth quarter and full year. The biggest news, however, was reported immediately after the quarter ended. EXR offered to acquire storage peer Life Storage (LSI) in an all stock deal, outbidding a prior offer by Public Storage (PSA). Prologis (PLD) also reported strong results for the fourth quarter and received several sell side price target increases as revenues and earnings exceeded expectations. Equinix (EQIX) was another strong performer for the Fund as base business tailwinds remained robust for data centers. EQIX also increased their quarterly dividend by 10% in the quarter.

First Quarter Detractors

Regrettably, Office REITs were the worst performing positions in the Fund in the first quarter: Boston Properties (BXP) and Alexandria Real Estate (ARE). We acknowledged the Office REITs were trading at depressed multiples, and given the continued corporate layoff announcements, especially in Tech, and fallout from the Financials sector, we were not yet ready to get more constructive on Office. Healthpeak Properties (PEAK) sold off on concerns surrounding Silicon Valley Bank with the risk to venture capital funding that could slow capital creation for life science companies, despite seeing limited direct impact. We continued to favor life science real estate because it’s a niche asset class with historically high demand that has led to some of the best growth of net operating income among REITs.

Second Quarter Market Summary

Negative reports on “commercial” real estate seemed to be endless year to date, but the reality was that not all real estate sectors were the same. Operating fundamentals remained strong across many subsectors, most notably industrial and apartments. The biggest 2H23 risk remained with names that depended on efficiently priced debt and equity capital to drive growth via acquisitions. The securitized commercial real estate market, as measured by the Benchmark, posted total performance of 2.65% for the second quarter.

Despite the slowdown in sales activity, plenty of equity capital remained on the sidelines, but wide bid-ask spreads were limiting transaction velocity. Additionally, debt capital remained more expensive and harder to access. The bigger transaction market was typically much slower because buyers were having more issues lining up financing, especially at prices that made the deals work. The bottom line was that commercial real estate (“CRE”) volume was likely to stay depressed as long as debt activity was subdued. Pricing changes varied significantly across property sectors. Office values were down more than 30% since the March ’22 peak, while lodging and industrial values had proven more resilient.

Macro concerns around recession and when the Fed would stop hiking rates were a key focus in our National Association of Real Estate Investment Trusts (NAREIT) conference meetings. REITs remained cautiously optimistic on the demand versus supply picture for ’23 with QTD operating updates coming in better than expected or in line with market expectations.

Second Quarter Performance Summary

The Fund underperformed the Index for the quarter, primarily driven by large position in Rexford Industrial and our position selection in the Healthcare sector. Another contributing factor was the position in Alexandria Real Estate (trading symbol: ARE) as the life science office REIT underperformed more traditional office space companies during the quarter.

Partially offsetting these drags on performance were underweight positions in Infrastructure, select positions in Apartments, Single Family Homes, Diversified, and Lodging, as well as our sole Timber sector position.

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Second Quarter Contributors

After underperforming for several quarters, Centerspace (CSR) outperformed its peers and was the top performer for the Fund in the second quarter. CSR benefited from better rent growth in their select Midwest markets than many peers on the coast and southwest. Independence Realty (IRT) was another strong performer from the Apartment sector as the company’s renovation program is not as dependent on outside capital as acquisitions or ground up development. Also related to residential and outperforming was Weyerhaeuser (WY) as the top performing Timber REIT in the Index. WY posted solid returns and was benefiting from lower lumber costs and higher demand for single family residential development.

Second Quarter Detractors

Crown Castle (CCI) underperformed as first quarter earnings were below expectations and the company received multiple target price reductions – despite the sell side analysts maintaining the “overweight” rating. Overall, the Infrastructure sector underperformed in the second quarter as investors sold off more stable names. As previously mentioned, Rexford (REXR) underperformed for the Fund. REXR was challenged by a slowing Southern California economy and concern for tenant demand. We remained selectively constructive on the Industrial group but saw market dispersion in fundamentals as an ongoing important theme. Like ARE, Healthpeak Properties (PEAK) lagged in the quarter due to investor concerns surrounding life science properties and fears of tenant demand slowing.

Third Quarter Market Summary

Negative reports on “commercial” real estate seemed to be endless year to date, but the reality was that not all real estate sectors are the same. Yet, heading into quarterly earnings, we saw potential for upward guidance revisions in select names across several subsectors (Industrial, Retail, Senior Housing), though there may have been risk of downward guidance revisions in other subsectors (Residential, Net Lease). The securitized commercial real estate market, as measured by the Index posted total performance of -7.02% for the third quarter.

The underperformance over the previous ~3 months coincided with selling pressure in the Treasury market. That drove the 10-year Treasury Bond yield higher by 90 basis points since June 30 to a 16-year high; the yield on the 10-year Treasury touched 4.81% before pulling back, and the probability of the 10-year Treasury yield reaching 5.00% increased considerably.

While troubled assets don’t easily find buyers, many commercial real estate (CRE) sectors had a broader range of acceptable properties that remained attractive. Companies noted lenders were starting to re-cut troubled or maturing loans at below-market interest rates as they would have rather had a current paying loan than managing the asset. Believe it or not, banks didn’t want the keys back. Thus, in conjunction with some principal pay-down or forgiveness, owners, and lenders were finding a way forward.

Third Quarter Performance Summary

The Fund outperformed the Index for the quarter, primarily driven by underweights in Infrastructure and Freestanding, and select positions in Apartments, Healthcare, and Industrial. Another contributing factor was the position in Alexandria Real Estate as the life science office REIT underperformed more traditional office space companies during the quarter.

Partially offsetting the relatively strong performance was the underweight in Office, overweight in Self-Storage, and select positions in Shopping Centers.

Third Quarter Contributors

Recently added positions in Omega Healthcare Investors (OHI) and Digital Realty (DLR) were the top two performers in the third quarter. OHI reported better than expected second quarter results as some restructured operators returned to paying rent. Additionally, OHI reported better fundamentals, with increased occupancy and the tight labor market slowly moderating. DLR posted solid returns after a strong quarter of results and positive reports on current and future rent growth. Boston Properties (BXP) was also a positive contributor in the quarter given the improved market for Office REITs. Specific to BXP, because cash-strapped landlords could not fund leasing capital expenditures (capex) or pay brokers, stronger landlords were starting to reduce “free rent” and tenant improvements.

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Third Quarter Detractors

Independence Realty (IRT) came under pressure with new supply in the Sunbelt weighing on rent growth. IRT increased their guidance after reporting strong second quarter results. Crown Castle (CCI) underperformed as the company released a disappointing 2024 outlook. Additionally, the environment remained challenged because carrier capex moved lower, churn weighed on growth, and interest rates pushed higher. Extra Space Storage (EXR) also suffered due to limited rent growth and pressure on occupancy.

Fourth Quarter Market Summary

The securitized commercial real estate market, as measured by the Benchmark, posted total performance of 16.04% for the fourth quarter. The massive upswing in REIT share prices since late October coincided with an equally material decline in the yield of the 10-year Treasury Bond. Additionally, the Fed’s decision at its December Federal Open Market Committee (FOMC) meeting to contemplate three rate cuts in 2024 changes the landscape for REITs, because the potential for declining rates is a big positive for real estate. While the potential for lower rates doesn’t impact fundamentals, lower rates would improve asset values by easing the cost of financing and should foster the transaction market. Could 2024 be the year that bid-ask spreads finally tighten and support a medium flow of transactions? Possibly. If that were to occur, the transactions will help provide actual data for asset valuations across markets.

We continue to believe the market’s fears of real estate loans being coughed up on the streets are overblown as the GFC’s experience managing through the 2004-2007 peak CMBS deals showed. Most loans will be worked out by borrowers and lenders, as taking back properties is only seen as a last resort. Further, assets that must be re-traded this way are more likely to require bigger modifications and impairments than simply working with the existing borrowers. That said, clearly there will be uneconomic assets whose keys will be returned to the lenders.

We believe the market has yet to grasp the magnitude of the current supply-demand situation fully. The aggregate impact of tighter lending standards, construction costs, entitlement processes, land prices, and necessary rents combine to make development math difficult. While developments continue to be completed, starts have slowed and will impact 2024 and beyond.

Fourth Quarter Performance Summary

The Fund underperformed the Index for the quarter, primarily driven by overweight in Apartments and underweight in Infrastructure. Any cash weight during this rally was a major drag on active Fund relative returns. Contributing performance factors, though, included select positions in Healthcare, Lodging, Shopping Centers, and Self-Storage, and Diversified.

Fourth Quarter Contributors

Simon Property Group (SPG) was the top performer in the quarter. Simply put, the company reported better than expected third quarter numbers and increased full year 2023 guidance above consensus. Like SPG, American Tower (AMT) had an excellent third quarter earnings report and increased its full year sales and profit guidance. Ryman Hospitality (RHP) outperformed peers due to its strong reporting in its group segment as well as the unique competitive advantages of its hotel and entertainment properties.

Fourth Quarter Detractors

After being a top performer in the third quarter, Omega Healthcare Investors (OHI) was the worst performer in the fourth quarter in the Fund. OHI reported disappointing Funds From Operations (FFO) in the third quarter and the company was the recipient of several sell side analyst downgrades. On the bright side, the dividend remains well covered, and the company took to the transaction market selling 29 assets in Florida to stabilize their balance sheet further. Despite reporting better than expected quarterly results, Centerspace (CSR) underperformed because investors were more concerned about CSR’s asset disposition program slowing cash flow growth than redistribution of their portfolio into faster growing markets with the risks of the transaction markets deteriorating.

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Year-End Fund Positioning:

Looking forward, our analysis of current construction levels and the tougher lending environment for development projects suggests a favorable supply / demand outlook, which we believe should drive occupancy in many sectors higher in 2024.

Retail REITs are expected to continue to report robust leasing and improving pricing power given miniscule new supply. The consumer, however, is slowing with higher leverage and increasing delinquencies. As such, we maintain our focus on higher demographic shopping centers and our preference for shopping centers over Regional Malls. Open air centers continue to see Pandemic tailwinds from increased homeownership and vitality of the suburbs. Urban brands are continuing their push into shopping centers, while traditional tenants are seeking more stores as well as “upping their game” to meet consumer tastes.

Like Retail, the Industrial sector has favorable supply demand dynamics for landlords. To be clear, our preference is for industrial assets with infill locations, helping to avoid the supply pressures. Also, as Industrial leases expire, landlords should be able to capture positive mark-to-market on new leases. Additionally, most Industrial owners should be in a good position to refinance any debt as these properties are generally well leased and asking rents remain healthy.

The rally in office in 2H23 was sparked by SLG’s 245 Park Avenue JV trade in the summer. Based on the murky outlook for office fundamentals, we expect most REIT dedicated investors to underweight or even avoid office stocks completely for the next few years, as it was with the experience with mall REITs. Long-term investors, however, could find the Office sector attractive given the significant volatility. Hedge funds are likely to continue to express their views, and current office short interest, while high, could rise further, given the experience of the mall sector during the Retail Armageddon. We believe many office REITs could be viewed as value traps, as office values and rents drift lower. As a result, we remain underweight traditional office assets, but with an eye for opportunity.

The views in this letter were as of December 31, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Annual Shareholder letter is for informational purposes only and does not represent an offer, recommendation, or solicitation to buy, hold or sell any security. Any such offer may be made only by the Fund’s prospectus. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Definitions: S&P US REIT TR (USD) Index is a free-float adjusted, market capitalization-weighted index that defines and measures the investable universe of publicly-traded real estate investment trusts domiciled in the United States. It is not possible to invest in an index.

The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, including emerging markets; investing in micro-, small and mid-cap companies; investing in real estate and real estate investment trusts (REITs); and non-diversification risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries; these risks are more pronounced for investments in issuers in developing or emerging market countries. Investments in micro-, small- and mid-cap companies involve greater risks including increased price volatility compared to the market or larger companies. Investment in securities of a limited number of issuers (non-diversified) exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Because the fund concentrates its net assets in the real estate industry (by investing in REITs and other companies that invest in real estate assets), it is particularly vulnerable to the risks of the real estate industry. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can potentially have a significant negative effect on companies in the real estate industry.

5

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. For specific investment risks, please refer to the Fund’s prospectus.

Advisor: AAM is a SEC registered investment advisor and member FINRA/SIPC. Phocas, the Fund’s subadvisor, is also a SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Phocas.

Distributor: IMST Distributors, LLC. Phocas is not affiliated with AAM, IMST Distributors, LLC or any of their affiliates.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Please see the schedule of investments section in this report for a full listing of the Fund’s holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

6

AAM/Phocas Real Estate Fund
FUND PERFORMANCE at December 31, 2023 (Unaudited)

At the close of business on August 24, 2018 (the “Reorganization Date”), the AAM/Phocas Real Estate Fund (the “Fund”) acquired the assets and liabilities of the Phocas Real Estate Fund (the “Predecessor Fund”), which commenced operations on September 29, 2006. The Predecessor Fund was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. This graph compares a hypothetical $25,000 investment with a similar investment in the S&P US REIT TR (USD) Index during the periods shown. The performance graph above is shown for the Class I shares. Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P US REIT TR (USD) Index defines and measures the investable universe of publicly traded real estate investment trusts domiciled in the United States. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2023	1 Year	5 Years	10 Years
Before deducting maximum sales charge
Class A1,3	9.60%	7.35%	7.30%
Class I2	9.87%	7.55%	7.41%
After deducting maximum sales charge
Class A1,3	3.57%	6.14%	6.69%
S&P US REIT TR (USD) Index	13.77%	7.22%	7.50%

[1]	Maximum sales charge for Class A shares is 5.50%. No initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of the date of purchase.
[2]	Class I shares do not have any initial or contingent deferred sales charge.
[3]	Class A shares commenced operations on August 27, 2018. The performance figures for Class A shares include the performance for Class I shares for the period prior to August 27, 2018, adjusted for Class A shares’ expenses, which are higher than the expenses of Class I shares.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661. Returns greater than one year are annualized.

The performance table above includes information for the Predecessor Fund prior to the Reorganization Date. The returns for the Predecessor Fund reflect its performance prior to the Reorganization Date.

7

AAM/Phocas Real Estate Fund
FUND PERFORMANCE at December 31, 2023 (Unaudited) - Continued

Gross and net expense ratios for the Class A shares were 1.68% and 1.15%, respectively, and for Class I shares were 1.43% and 0.90%, respectively, which were the amounts stated in the current prospectus dated April 30, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.15% and 0.90% of average daily net assets of the Class A and Class I shares of the Fund, respectively. This agreement is in effect until April 30, 2033, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

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AAM/Phocas Real Estate Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2023

Number of Shares		Value
	COMMON STOCKS — 99.1%
	REITS-APARTMENTS — 11.9%
13,923	Centerspace - REIT	$810,319
8,456	Equity Residential - REIT	517,169
18,258	Independence Realty Trust, Inc. - REIT	279,347
5,264	Mid-America Apartment Communities, Inc. - REIT	707,797
		2,314,632

	REITS-DATA CENTER — 8.4%
1,675	Digital Realty Trust, Inc. - REIT	225,421
1,756	Equinix, Inc. - REIT	1,414,265
		1,639,686

	REITS-DIVERSIFIED — 3.7%
58,146	Armada Hoffler Properties, Inc. - REIT	719,266

	REITS-HEALTH CARE — 8.1%
70,598	Global Medical, Inc. - REIT	783,638
8,995	Omega Healthcare Investors, Inc. - REIT	275,787
10,398	Ventas, Inc. - REIT	518,236
		1,577,661

	REITS-INDUSTRIALS — 13.4%
11,065	Prologis, Inc. - REIT	1,474,964
20,120	Rexford Industrial Realty, Inc. - REIT	1,128,732
		2,603,696

	REITS-INFRASTRUCTURE — 9.8%
6,202	American Tower Corp. - REIT	1,338,888
5,016	Crown Castle, Inc. - REIT	577,793
		1,916,681

	REITS-LODGING/RESORTS — 5.6%
21,115	Pebblebrook Hotel Trust - REIT	337,418
6,850	Ryman Hospitality Properties, Inc. - REIT	753,911
		1,091,329

	REITS-MANUFACTURED HOMES — 3.6%
5,198	Sun Communities, Inc. - REIT	694,713

	REITS-OFFICE — 4.1%
5,001	Alexandria Real Estate Equities, Inc. - REIT	633,977
2,436	Boston Properties, Inc. - REIT	170,934
		804,911

	REITS-REGIONAL MALLS — 6.0%
8,159	Simon Property Group, Inc. - REIT	1,163,800

	REITS-SELF STORAGE — 9.3%
5,821	Extra Space Storage, Inc. - REIT	933,281
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AAM/Phocas Real Estate Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	REITS-SELF STORAGE (Continued)
2,896	Public Storage - REIT	$883,280
		1,816,561

	REITS-SHOPPING CENTERS — 7.8%
25,640	Kimco Realty Corp. - REIT	546,389
7,036	Regency Centers Corp. - REIT	471,412
36,509	Retail Opportunity Investments Corp. - REIT	512,221
		1,530,022

	REITS-SINGLE FAMILY HOME — 4.9%
28,066	Invitation Homes, Inc. - REIT	957,331

	REITS-TIMBER — 2.5%
14,152	Weyerhaeuser Co. - REIT	492,065
	TOTAL COMMON STOCKS
	(Cost $14,783,816)	19,322,354

	SHORT-TERM INVESTMENTS — 0.4%
76,077	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class, 5.14%[1]	76,077
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $76,077)	76,077
	TOTAL INVESTMENTS — 99.5%
	(Cost $14,859,893)	19,398,431
	Other Assets in Excess of Liabilities — 0.5%	94,282
	TOTAL NET ASSETS — 100.0%	$19,492,713

REIT – Real Estate Investment Trusts

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

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AAM/Phocas Real Estate Fund
SUMMARY OF INVESTMENTS
As of December 31, 2023

Percent of Total
Security Type/Sector	Net Assets
Common Stocks
REITS-Industrials	13.4%
REITS-Apartments	11.9%
REITS-Infrastructure	9.8%
REITS-Self Storage	9.3%
REITS-Data Center	8.4%
REITS-Health Care	8.1%
REITS-Shopping Centers	7.8%
REITS-Regional Malls	6.0%
REITS-Lodging/Resorts	5.6%
REITS-Single Family Home	4.9%
REITS-Office	4.1%
REITS-Diversified	3.7%
REITS-Manufactured Homes	3.6%
REITS-Timber	2.5%
Total Common Stocks	99.1%
Short-Term Investments	0.4%
Total Investments	99.5%
Other Assets in Excess of Liabilities	0.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

11

AAM/Phocas Real Estate Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2023

Assets:
Investments, at value (cost $14,859,893)	$19,398,431
Receivables:
Dividends and interest	124,067
Due from Advisor	6,030
Prepaid expenses	23,186
Total assets	19,551,714
Liabilities:
Payables:
Shareholder servicing fees (Note 7)	2,851
Distribution fees - Class A (Note 8)	85
Fund accounting and administration fees	5,977
Transfer agent fees and expenses	8,005
Custody fees	1,876
Auditing fees	19,305
Trustees’ deferred compensation (Note 3)	11,822
Chief Compliance Officer fees	2,449
Trustees’ fees and expenses	966
Accrued other expenses	5,665
Total liabilities	59,001
Commitments and contingencies (Note 3)
Net Assets	$19,492,713
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$17,598,873
Total distributable earnings (accumulated deficit)	1,893,840
Net Assets	$19,492,713
Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$397,908
Number of shares issued and outstanding	11,502
Net asset value per share[1]	$34.60
Maximum sales charge (5.50% of offering price)[2]	2.01
Maximum offering price to public	$36.61
Class I Shares:
Net assets applicable to shares outstanding	$19,094,805
Number of shares issued and outstanding	548,424
Net asset value per share	$34.82

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

12

AAM/Phocas Real Estate Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

Investment income:
Dividends	$793,062
Interest	19,361
Total investment income	812,423

Expenses:
Advisory fees	165,546
Shareholder servicing fees (Note 7)	22,329
Distribution fees - Class A (Note 8)	1,118
Fund accounting and administration fees	62,880
Transfer agent fees and expenses	38,212
Custody fees	10,747
Registration fees	31,894
Chief Compliance Officer fees	21,232
Auditing fees	19,972
Legal fees	15,437
Shareholder reporting fees	11,001
Trustees’ fees and expenses	9,436
Miscellaneous	4,554
Insurance fees	3,655
Total expenses	418,013
Advisory fees recovered (waived)	(165,546)
Other expenses absorbed	(22,131)
Net expenses	230,336
Net investment income (loss)	582,087

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(1,197,424)
Total net realized gain (loss) on:	(1,197,424)
Net change in unrealized appreciation (depreciation) on:
Investments	2,686,190
Net change in unrealized appreciation (depreciation)	2,686,190
Net realized and unrealized gain (loss)	1,488,766

Net Increase (Decrease) in Net Assets from Operations	$2,070,853

See accompanying Notes to Financial Statements.

13

AAM/Phocas Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$582,087	$479,869
Net realized gain (loss) on investments	(1,197,424)	(969,285)
Net change in unrealized appreciation (depreciation) on investments	2,686,190	(10,932,201)
Net increase (decrease) in net assets resulting from operations	2,070,853	(11,421,617)

Distributions to Shareholders:
Distributions:
Class A	(8,932)	(34,183)
Class I	(586,684)	(1,541,950)
Total distributions to shareholders	(595,616)	(1,576,133)

Capital Transactions:
Net proceeds from shares sold:
Class A	19,423	601,621
Class I	1,470,422	4,734,026
Reinvestment of distributions:
Class A	8,297	32,375
Class I	574,319	1,391,385
Cost of shares redeemed:
Class A1	(317,252)	(413,232)
Class I2	(12,356,642)	(879,009)
Net increase (decrease) in net assets from capital transactions	(10,601,433)	5,467,166

Total increase (decrease) in net assets	(9,126,196)	(7,530,584)

Net Assets:
Beginning of period	28,618,909	36,149,493
End of period	$19,492,713	$28,618,909
Capital Share Transactions:
Shares sold:
Class A	610	14,203
Class I	42,659	114,508
Shares reinvested:
Class A	257	987
Class I	17,706	41,706
Shares redeemed:
Class A	(9,712)	(10,375)
Class I	(372,745)	(24,939)
Net increase (decrease) in capital share transactions	(321,225)	136,090

[1]	Net of redemption fee proceeds of $105 and $4,072, respectively.
[2]	Net of redemption fee proceeds of $0 and $1,145, respectively.

See accompanying Notes to Financial Statements.

14

AAM/Phocas Real Estate Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$32.27	$48.20	$34.74	$35.60	$28.62
Income from Investment Operations:
Net investment income (loss) [1]	0.66	0.49	0.36	0.32	0.48
Net realized and unrealized gain (loss)	2.37	(14.88)	14.43	(0.68)	8.10
Total from investment operations	3.03	(14.39)	14.79	(0.36)	8.58

Less Distributions:
From net investment income	(0.71)	(0.44)	(0.35)	(0.39)	(0.50)
From net realized gain	-	(1.32)	(1.00)	(0.15)	(1.09)
From return of capital	-	-	-	-	(0.01)
Total distributions	(0.71)	(1.76)	(1.35)	(0.54)	(1.60)

Redemption fee proceeds[1]	0.01	0.22	0.02	0.04	-[2]

Net asset value, end of period	$34.60	$32.27	$48.20	$34.74	$35.60

Total return[3]	9.60%	(29.46)%	42.82%	(0.76)%	30.11%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$398	$657	$749	$241	$67

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.89%	1.68%	1.74%	1.96%	2.43%
After fees waived and expenses absorbed/recovered	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	1.30%	0.73%	0.28%	0.18%	0.04%
After fees waived and expenses absorbed/recovered	2.04%	1.26%	0.87%	0.99%	1.32%

Portfolio turnover rate	6%	17%	22%	39%	17%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% that will be imposed to the extent a finder’s fee was paid on certain redemptions of Class A shares made within 18 months of the date of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

15

AAM/Phocas Real Estate Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$32.48	$48.53	$35.01	$35.89	$28.79
Income from Investment Operations:
Net investment income (loss) [1]	0.74	0.59	0.46	0.40	0.55
Net realized and unrealized gain (loss)	2.40	(14.77)	14.50	(0.69)	8.18
Total from investment operations	3.14	(14.18)	14.96	(0.29)	8.73

Less Distributions:
From net investment income	(0.80)	(0.55)	(0.44)	(0.44)	(0.53)
From net realized gain	-	(1.32)	(1.00)	(0.15)	(1.09)
From return of capital	-	-	-	-	(0.01)
Total distributions	(0.80)	(1.87)	(1.44)	(0.59)	(1.63)

Redemption fee proceeds[1]	-[2]	-[2]	-[2]	-[2]	-

Net asset value, end of period	$34.82	$32.48	$48.53	$35.01	$35.89

Total return[3]	9.87%	(29.31)%	42.96%	(0.65)%	30.45%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,095	$27,962	$35,401	$24,512	$25,041

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.64%	1.43%	1.49%	1.71%	2.18%
After fees waived and expenses absorbed/recovered	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	1.55%	0.98%	0.53%	0.43%	0.29%
After fees waived and expenses absorbed/recovered	2.29%	1.51%	1.12%	1.24%	1.57%

Portfolio turnover rate	6%	17%	22%	39%	17%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

16

AAM/Phocas Real Estate Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2023

Note 1 – Organization

AAM/Phocas Real Estate Fund (the “Fund”) is organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term total investment return through a combination of capital appreciation and current income.

At the close of business on August 24, 2018 (the “Reorganization Date”), the Fund acquired the assets and liabilities of the Phocas Real Estate Fund (the “Predecessor Fund”), a separate series of Forum Funds II, which commenced operations on September 29, 2006. The only activity was a transfer of 411,898 shares of the Fund’s Class I shares in exchange for the net assets of the Predecessor Fund at $13,679,556. This exchange was nontaxable.

The primary net assets received by the Fund were cash, receivables and securities of the Predecessor Fund with a fair value of $13,650,651 (identified cost of investments transferred were $10,132,426), totaling $13,679,556. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

As a result of the reorganization, the Fund will be the accounting successor of the Predecessor Fund. The Fund currently offers three classes of shares: Class A, Class C, and Class I. Class A commenced operations on August 27, 2018. Class C shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may have been taken by any one of the Trustees.

17

AAM/Phocas Real Estate Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2023

(b) Real Estate Industry Risk

The Fund concentrates investment of its net assets in the real estate industry (by investing in REITs and other companies that invest in real estate assets). Therefore, it is particularly vulnerable to the risks of the real estate industry. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can have a significant negative effect on companies in the real estate industry.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares in proportion to their relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

18

AAM/Phocas Real Estate Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2023

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of December 31, 2023, and during the prior three open tax years the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.65% of the Fund’s average daily net assets. The Advisor has engaged Phocas Financial Corporation (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.15% and 0.90% of the average daily net assets of the Fund’s Class A and Class I Shares, respectively. This agreement is in effect until April 30, 2033 and it may be terminated before that date only by the Trust’s Board of Trustees.

19

AAM/Phocas Real Estate Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2023

For the year ended December 31, 2023, the Advisor waived a portion of its advisory fees totaling $187,677. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. At December 31, 2023, the amount of these potentially recoverable expenses was $527,360. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Statement of Assets and Liabilities. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2024	$169,988
2025	169,695
2026	187,677
Total	$527,360

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2023, are reported on the Statement of Operations.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2023, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2023, are reported on the Statement of Operations.

20

AAM/Phocas Real Estate Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2023

Note 4 – Federal Income Taxes

At December 31, 2023, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$14,886,426

Gross unrealized appreciation	$5,188,029
Gross unrealized depreciation	(676,024)

Net unrealized appreciation/(depreciation)	$4,512,005

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$15,467
Undistributed long-term capital gains	-
Tax accumulated earnings	15,467

Accumulated capital and other losses	(2,621,810)
Unrealized Trustees’ deferred compensation	(11,822)
Unrealized appreciation/(depreciation) on investments	4,512,005
Total accumulated earnings/(deficit)	$$1,893,840

The tax character of the distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022, were as follows:

Distributions paid from:	2023	2022
Ordinary income	$595,616	$472,868
Net long-term capital gains	-	1,103,265
Total distributions paid	$595,616	$1,576,133

As of December 31, 2023, the Fund had accumulated capital loss carryforwards as follows:

Not subject to expiration:
Short-term	$238,644
Long-term	2,383,166
Total	$2,621,810

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

21

AAM/Phocas Real Estate Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2023

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended December 31, 2023 and December 31, 2022, the Fund received $105 and $5,217, respectively.

Note 6 - Investment Transactions

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term investments, were $1,582,880 and $11,594,785, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2023, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to the Fund’s Class A Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A Shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of each such Class and the maintenance of their shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the plan.

For the year ended December 31, 2023, the Fund’s distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

22

AAM/Phocas Real Estate Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2023

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$19,322,354	$-	$-	$19,322,354
Short-Term Investments	76,077	-	-	76,077
Total Investments	$19,398,431	$-	$-	$19,398,431

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

23

AAM/Phocas Real Estate Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2023

Note 12 – New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of AAM/Phocas Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AAM/Phocas Real Estate Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2024
25

AAM/Phocas Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the fiscal year ended December 31, 2023, 0.00% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 3.66% as qualified dividend income paid during the fiscal year ended December 31, 2023.

Long-term Capital Gain

The Fund designates $0 as a long-term capital gain distribution.

Section 199A Dividends

The Fund designates income dividends of 94.20% as Section 199A dividends as defined in Proposed Treasury Regulation 1.199A-3(d).

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and its principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.
26

AAM/Phocas Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
“Independent” Trustee:
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker- dealer (2017 – March 2020).	4	SPDR Index Shares Funds, a registered investment company (includes 26 portfolios); SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); SSGA Active Trust, a registered investment company (includes 14 portfolios); Fusion Acquisition Corp II.
27

AAM/Phocas Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	4	Investment Managers Series Trust III, a registered investment company (includes 5 portfolios), Source Capital, Inc., a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President Compliance, Morgan Stanley Investment Management (2000 2009).	N/A	N/A
28

AAM/Phocas Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 41 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds’ investment advisor also serves as investment advisor to the AAM/Bahl & Gaynor Income Growth Fund, AAM/Insight Select Income Fund and AAM/HIMCO Short Duration Fund are offered in a separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Effective June 16, 2022, Eric M. Banhazl, who served as a Trustee of the Trust from January 2008 to June 14, 2022, is serving as a Trustee Emeritus of the Trust. As a Trustee Emeritus, Mr. Banhazl may attend the meetings of the Board of Trustees or any of its committees, but has no duties, powers or responsibilities with respect to the Trust.

29

AAM/Phocas Real Estate Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2023 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/23	12/31/23	7/1/23–12/31/23
Class A	Actual Performance	$1,000.00	$1,077.30	$6.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.40	5.86
Class I	Actual Performance	1,000.00	1,078.50	4.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.66	4.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% and 0.90% for Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 184/365 ( to reflect the six month period). The expense ratios reflect the expense waiver. Assumes all dividends and distributions were reinvested.
30

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AAM/Phocas Real Estate Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Phocas Financial Corporation

1080 Marina Village Parkway, Suite 520

Alameda, California 94501

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Phocas Real Estate Fund - Class A	APRAX	46141Q 220
AAM/Phocas Real Estate Fund – Class I	APRIX	46141Q 238

Privacy Principles of the AAM/Phocas Real Estate Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Phocas Real Estate Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/Phocas Real Estate Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  William H. Young is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$ 17,200	$ 16,650
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	03/08/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	03/08/2024

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	03/08/2024